Southeast 2007 SuperCommunity Southeast 2007 SuperCommunity Bank Conference Bank Conference February 14, 2007 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This
This
presentation
presentation
may
may
contain,
contain,
in
in
addition
addition
to
to
historical
historical
information,
information,
various
various
“forward-looking
“forward-looking
statements”
statements”
that
that
represent
represent
our
our
judgment
judgment
concerning
concerning
the
the
future
future
and
and
are
are
subject
subject
to
to
risks
risks
and
and
uncertainties
uncertainties
that
that
could
could
cause
cause
the
the
actual
actual
operating
operating
results
results
and
and
financial
financial
position
position
of
of
Carolina
Carolina
Bank
Bank
Holdings
Holdings
Inc.
Inc.
to
to
differ
differ
materially
materially
from
from
those
those
projected
projected
in
in
the
the
forward-looking
forward-looking
statements.
statements.
Such
Such
forward-looking
forward-looking
statements
statements
can
can
be
be
identified
identified
by
by
the
the
use
use
of
of
forward-looking
forward-looking
terminology,
terminology,
such
such
as,
as,
“may,”
“may,”
“will,”
“will,”
“expect,”
“expect,”
“anticipate,”
“anticipate,”
“estimate,”
“estimate,”
or
or
“continue,”
“continue,”
or
or
the
the
negative
negative
thereof,
thereof,
or
or
other
other
variations
variations
thereof
thereof
or
or
comparable
comparable
terminology.
terminology.
For
For
a
a
discussion
discussion
of
of
factors
factors
that
that
may
may
cause
cause
such
such
forward-looking
forward-looking
statements
statements
to
to
differ
differ
materially
materially
from
from
actual
actual
results,
results,
please
please
refer
refer
to
to
Carolina
Carolina
Bank
Bank
Holdings’
Holdings’
most
most
recent
recent
documents
documents
filed
filed
with
with
the
the
Securities
Securities
and
and
Exchange
Exchange
Commission.
Commission.
We
We
undertake
undertake
no
no
obligation
obligation
to
to
update
update
any
any
forward-looking
forward-looking
statements
statements
to
to
reflect
reflect
events
events
or
or
circumstances
circumstances
arising
arising
after
after
the
the
date
date
of
of
this
this
presentation.
presentation.

Corporate Overview
Corporate Overview
•
•
Headquartered in Greensboro, NC
Headquartered in Greensboro, NC
•
•
Opened November 1996
Opened November 1996
•
•
Serving 3 counties of Piedmont Triad
Serving 3 counties of Piedmont Triad
•
•
Six branches: 3 in Greensboro,1 in Asheboro, 1 in
Six branches: 3 in Greensboro,1 in Asheboro, 1 in
Burlington, 1 in High Point
Burlington, 1 in High Point
•
•
Assets of $412 million at December 31, 2006
Assets of $412 million at December 31, 2006

CLBH Market Statistics
CLBH Market Statistics
•
•
Initial public offering November 1996
Initial public offering November 1996
•
•
Secondary offering in December 2002
Secondary offering in December 2002
•
•
Listed on NASDAQ Capital Market: CLBH
Listed on NASDAQ Capital Market: CLBH
•
•
Market capitalization: $44.6 million*
Market capitalization: $44.6 million*
•
•
No. shares outstanding: 2.7 million
No. shares outstanding: 2.7 million
•
•
Trading volume: 2,524 shares (avg. daily 3 month)
Trading volume: 2,524 shares (avg. daily 3 month)
•
•
Institutional ownership: 21.4%
Institutional ownership: 21.4%
•
•
Insider ownership: 8.78%
Insider ownership: 8.78%
*As of Feb. 1, 2007

Strategic Priorities
Strategic Priorities
•
•
Expansion from Greensboro hub to communities in
Expansion from Greensboro hub to communities in
Piedmont Triad
Piedmont Triad
•
•
Growth of revenue base through:
Growth of revenue base through:
–
–
Business-based lending strategy
Business-based lending strategy
–
–
Consumer and business core deposit growth
Consumer and business core deposit growth
–
–
Diversification of non-interest income
Diversification of non-interest income
•
•
Maintain sound asset quality
Maintain sound asset quality
•
•
Manage capital to support growth and enhance
Manage capital to support growth and enhance
shareholder value
shareholder value

Strong Balance Sheet Growth
Strong Balance Sheet Growth
* CAGR = Compound annual growth rate 2001-2006
$0
$100,000
$200,000
$300,000
$400,000
$500,000
2001 2002 2003 2004 2005 2006
5-Year CAGRs:
Assets:    22.1%
Loans:     23.7%
Deposits:  23.7%
(thousands)

$0.27
$0.38
$0.42
$0.59
$0.73
$1.00
2001 2002 2003 2004 2005 2006
Consistent Earnings Growth
Consistent Earnings Growth
Diluted Earnings Per Share
5-Year CAGR* = 29.9%
*CAGR = Compound annual growth rate 2001-2006

The Management Team:
Seasoned, Experienced
The Management Team:
Seasoned, Experienced
12
12
36
36
25
25
32
32
Years in
Years in
Banking
Banking
8
8
EVP & Senior
EVP & Senior
Lending Officer
Lending Officer
Gunnar N.R. Fromen
Gunnar N.R. Fromen
3
3
SVP & Chief Credit
SVP & Chief Credit
Officer
Officer
Daniel D. Hornfeck
Daniel D. Hornfeck
5
5
EVP & CFO
EVP & CFO
T. Allen Liles
T. Allen Liles
10
10
President & CEO
President & CEO
Robert T. Braswell
Robert T. Braswell
Years with
Years with
CLBH
CLBH
Title
Title
Insider ownership is 8.78%

VIRGINIA
NORTH CAROLINA
Branch Locations
STOKES
ROCKINGHAM
Winston-Salem
Greensboro
Burlington
ALAMANCE
High Point
Asheboro

Carolina Bank Market:
The Piedmont Triad
Carolina Bank Market:
The Piedmont Triad
•
•
Greensboro: 3 branches
Greensboro: 3 branches
–
–
The logistical hub for the Piedmont
The logistical hub for the Piedmont
–
–
3
3rd
rd
largest city in NC; population of
largest city in NC; population of
240,955
240,955
•
•
Asheboro:
Asheboro: Opened in March 2004
Opened in March 2004
•
•
Burlington:
Burlington:
–
–
LPO opened in 3Q 2005
LPO opened in 3Q 2005
–
–
Deposit-taking office opened in 2006
Deposit-taking office opened in 2006
–
–
Bank-owned facility to open in 2007
Bank-owned facility to open in 2007
–
–
Strategically located halfway
Strategically located halfway
between the Research Triangle and
between the Research Triangle and
the Triad
the Triad
•
•
High Point:
High Point: Opened in January 2007
Opened in January 2007

A Transitioning Economy
A Transitioning Economy
•
•
From an Old Guard Fortune 500 economy based on textiles,
From an Old Guard Fortune 500 economy based on textiles,
insurance and furniture
insurance and furniture
•
•
Transitioning to a technology-based and value-added manufacturing
Transitioning to a technology-based and value-added manufacturing economic base
economic base
•
•
Business-friendly environment: low taxes, building costs & wages
Business-friendly environment: low taxes, building costs & wages
•
•
Hub for surface transportation; more highways converge on
Hub for surface transportation; more highways converge on
Greensboro than any other region in North Carolina
Greensboro than any other region in North Carolina
•
•
FedEx is building a major Mid-Atlantic freight hub in Greensboro;
FedEx is building a major Mid-Atlantic freight hub in Greensboro;
attracts distribution & logistics facilities to the area
attracts distribution & logistics facilities to the area
•
•
Honda Aircraft just announced plans to manufacture its advanced
Honda Aircraft just announced plans to manufacture its advanced light jet, HondaJet, at a new plant adjacent to the Piedmont triad light jet, HondaJet, at a new plant adjacent to the Piedmont triad
Airport.
Airport.

A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
Greensboro
Greensboro
1,200
1,200
Greensboro College
Greensboro College
Greensboro
Greensboro
2,700
2,700
Guilford College
Guilford College
Greensboro
Greensboro
(Jamestown)
(Jamestown)
9,800
9,800
Guilford Technical
Guilford Technical
Community College
Community College
Greensboro / Elon
Greensboro / Elon
5,000
5,000
Elon University & Law
Elon University & Law
School
School
Greensboro
Greensboro
11,100
11,100
NC A&T State University
NC A&T State University
Greensboro
Greensboro
16,100
16,100
UNC Greensboro
UNC Greensboro
Location
Location
Enrollment
Enrollment
Name
Name

Greensboro:
Moving Up in Market Share
Greensboro:
Moving Up in Market Share
79.5%
79.5%
77.5%
77.5%
Total:
Total:
4.9%
4.9%
5.3%
5.3%
Carolina Bank Holdings, Inc.
Carolina Bank Holdings, Inc.
13.7%
13.7%
12.5%
12.5%
Bank of America
Bank of America
13.2%
13.2%
12.9%
12.9%
SunTrust Banks Inc
SunTrust Banks Inc
17.6%
17.6%
18.2%
18.2%
BB&T Corp.
BB&T Corp.
35.0%
35.0%
33.9%
33.9%
Wachovia Corp
Wachovia Corp
2005 Market
2005 Market
Share
Share
2006 Market
2006 Market
Share
Share
Banking in Greensboro:
Banking in Greensboro:

Growth of Core Deposits**
Growth of Core Deposits**
$0
$50
$100
$150
$200
2001 2002 2003 2004 2005 2006
Lower-Cost Deposits* Retail CDs Jumbo CDs
(millions)
*Lower cost = Transaction accounts + MM + savings **Core deposits = Lower cost
deposits + retail CDs   ***CAGR = Compound annual growth rate 2001-2006
5-Year CAGRs:***
5-Year CAGRs:***
Lower-Cost Deposits*    27.8%
Lower-Cost Deposits*    27.8%
Core Deposits**              23.1%
Core Deposits**              23.1%

Loan Portfolio
Loan Portfolio
•
•
73%
73%
of loan portfolio is
of loan portfolio is
prime-based
prime-based
•
•
80% is secured by RE
80% is secured by RE
•
•
Local decision-making
Local decision-making
•
•
Commercial lenders
Commercial lenders
average >23 years
average >23 years
•
•
Each lender has specific
Each lender has specific
signature authority based
signature authority based
on experience and skill set
on experience and skill set
•
•
Approval is multiple one-up
Approval is multiple one-up
C&I
18.5%
Consumer, etc
1.3%
Comm. RE
38.1%
Construction
19.8%
Res. RE
22.3%
Total Loans = $315.7 MM
at Dec. 31, 2006

Asset Quality Asset Quality 1.26% 1.25% 1.25% 1.26% 1.22% 0.18% 0.38% 0.06% 0.13% 0.22% 0.32% 1.23% 2001 2002 2003 2004 2005 2006 Net Charge Offs/Average Loans Loan Loss Reserve/Gross Loans

Asset Quality
Asset Quality
0.80%
0.59%
0.57%
0.29%
0.17%
0.36%
0.68%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005 2006
Non-Performing Assets + 90 days/ Total Assets
$2.5 million restructured loan.

Year-Over-Year Performance
Year-Over-Year Performance
-
-
1.56%
1.56%
59.48%
59.48%
60.42%
60.42%
Efficiency Ratio
Efficiency Ratio
+ 0.61%
+ 0.61%
3.30%
3.30%
3.28%
3.28%
NIM
NIM
+ 15.9%
+ 15.9%
0.73%
0.73%
0.63%
0.63%
ROAA
ROAA
+ 25.2%
+ 25.2%
11.63%
11.63%
9.29%
9.29%
ROAE
ROAE
+ 20.2%
+ 20.2%
315.7
315.7
262.6
262.6
Loans HFI ($MM)
Loans HFI ($MM)
+ 37.0%
+ 37.0%
$1.00
$1.00
$0.73
$0.73
Diluted EPS
Diluted EPS
+ 37.9%
+ 37.9%
2,811
2,811
2,037
2,037
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2005
2005

Fourth Quarter Performance
Fourth Quarter Performance
+ 0.26%
+ 0.26%
62.22%
62.22%
62.06%
62.06%
Efficiency Ratio
Efficiency Ratio
-
-
6.16%
6.16%
3.20%
3.20%
3.41%
3.41%
NIM
NIM
-
-
12.5%
12.5%
0.56%
0.56%
0.64%
0.64%
ROAA
ROAA
-
-
11.9%
11.9%
8.68%
8.68%
9.85%
9.85%
ROAE
ROAE
+ 0.0%
+ 0.0%
$0.20
$0.20
$0.20
$0.20
Diluted EPS
Diluted EPS
+ 0.0%
+ 0.0%
556
556
555
555
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2005
2005

Net Income Net Income $2,811 $2,037 $1,633 $1,150 $601 $402 2001 2002 2003 2004 2005 2006 (000s) 5-Year CAGR* = 47.6% *CAGR= Compound annual growth rate 2001-2006

Total Revenue
Total Revenue
$3,619
$4,934
$6,261
$8,315
$10,228
$12,188
$557
$1,354
$1,263
$1,230
$1,773
$911
$0
$4,000
$8,000
$12,000
$16,000
2001 2002 2003 2004 2005 2006
Net Interest Income Non-interest Income*
(000)
5-Year Total Revenue CAGR* = 27.3%
*CAGR= Compound annual growth rate 2001-2006

Efficiency Ratio Efficiency Ratio 59.48% 60.42% 66.15% 67.39% 72.49% 81.10% 2001 2002 2003 2004 2005 2006

Managing Capital to Support Growth
Managing Capital to Support Growth
1996:  Raised $6.5MM in IPO
1996:  Raised $6.5MM in IPO
2001:  Added $3.1 million floating rate trust preferred
2001:  Added $3.1 million floating rate trust preferred
2002:  Raised $8.5 million in secondary offering of common stock
2002:  Raised $8.5 million in secondary offering of common stock
2004:  Issued $10.3 million floating rate trust preferred; replaced
2004:  Issued $10.3 million floating rate trust preferred; replaced
$3.1 million issue of 2001
$3.1 million issue of 2001
•
•
Stock dividends:  10% in 2000 & 2001, 20% in 2004 & 2005
Stock dividends:  10% in 2000 & 2001, 20% in 2004 & 2005
•
•
No cash dividends or buybacks
No cash dividends or buybacks
•
•
Capital available to support ~ $135 million of additional growth
Capital available to support ~ $135 million of additional growth and remain well-capitalized
and remain well-capitalized
•
•
Goal for 2007 is asset & loan growth in low teens
Goal for 2007 is asset & loan growth in low teens

CLBH:
An Attractive Investment Opportunity
CLBH:
An Attractive Investment Opportunity
LTM EPS
LTM EPS
$1.00
$1.00
LTM EPS Growth
LTM EPS Growth
+37.0%
+37.0%
Price*/LTM EPS              16.4x
Price*/LTM EPS              16.4x
PEG Ratio
PEG Ratio
0.44
0.44
Price*/Book value         177.7%
Price*/Book value         177.7%
Price as of 02/01/07 = $16.40
Book value as of 12/31/06 = $9.52 per share

Investment Summary
Investment Summary
•
•
A growing and attractive market
A growing and attractive market
•
•
A strengthening economy
A strengthening economy
•
•
Stable net interest margin
Stable net interest margin
•
•
Improving asset quality
Improving asset quality
•
•
Seasoned management team
Seasoned management team
•
•
Attractive valuation
Attractive valuation
~ Community banking strategy
~ Community banking strategy
& superior execution ~
& superior execution ~
Differentiate Carolina Bank from large regional competitors
Differentiate Carolina Bank from large regional competitors